UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2018

_______________________________________________________________________________
Safety, Income & Growth Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38122	30-0971238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400
 _______________________________________________________________________________

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 8.01     Other Events.

In this Current Report on Form 8-K, Safety, Income & Growth Inc. (the "Company") has recast certain historical financial information originally included in its Annual Report on Form 10-K for the year ended December 31, 2017 to reflect the adoption of Accounting Standards Update 2016-18, Statement of Cash Flows: Restricted Cash ("ASU 2016-18"). The Company adopted ASU 2016-18 on January 1, 2018.

Item 8 and Exhibit 100 of our Annual Report on Form 10-K for the year ended December 31, 2017 have been recast for the adoption of ASU 2016-18 as described above, to the extent applicable, and are set forth on Exhibits 99.1 and 100, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. We have not modified or updated any other disclosures presented in our Annual Report on Form 10-K for the year ended December 31, 2017. All other information in the Form 10-K remains unchanged.

The Company has also provided its pro forma statement of operations for the year ended December 31, 2017 which is set forth on Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. Please see the introductory paragraphs to Exhibit 99.2 for a description of the adjustments reflected in the pro forma statement of operations.

ITEM 9.01                                  Financial Statements and Exhibits.

Exhibit 23.1     Consent of PricewaterhouseCoopers LLP.

Exhibit 99.1                             Financial Statements.

Exhibit 99.2    Pro Forma Statement of Operations

Exhibit 100    XBRL Related Documents

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Safety, Income & Growth Inc.

Date:	June 29, 2018	By:	/s/ ANDREW C. RICHARDSON
Andrew C. Richardson Chief Financial Officer (principal financial and accounting officer)

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Financial Statements.
99.2	Pro Forma Statement of Operations
100	XBRL Related Documents